SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 22, 2009

AMERICAN ELECTRIC POWER COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

1-3525	New York	13-4922640
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH	43215
(Address of Principal Executive Offices)	(Zip Code)

614-716-1000
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 22, 2009, American Electric Power Company, Inc. (the “Company”) filed a Current Report on Form 8-K under Item 5.02 to report the election of James F. Cordes to its Board of Directors.  Because Mr. Cordes was not immediately appointed to serve on any board committees other than the Policy Committee, disclosure of the board committees  on which he would serve was not included in that filing in accordance with instruction no. 2 of the Instructions to Form 10-K.  This Form 8-K/A is filed as an amendment (Amendment No. 1) to the aforementioned Form 8-K.

Items to be Included in this Report

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 8, 2009, James F. Cordes was appointed as a member of the Human Resources Committee of the Board of Directors of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.
By:	/s/ Thomas G. Berkemeyer
Name:	Thomas G. Berkemeyer
Title	Assistant Secretary

December 10, 2009